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                                                                    EXHIBIT 23.1

We consent to the use of our report dated March 29, 2002, in the Registration Statement on Form 10 of Frank's Nursery & Crafts, Inc. dated January 24, 2003.


/s/ Ernst & Young LLP
Detroit, Michigan
January 24, 2003